Consolidated Statement of Comprehensive Income - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Profit or loss [abstract]
Revenue	$ 41,831,537	$ 44,085,374	$ 35,839,268
Direct costs	(12,944,760)	(10,202,465)	(9,607,360)
GROSS PROFIT	28,886,777	33,882,909	26,231,908
Listing expenses		(101,773,877)
General and administrative expenses	(6,456,884)	(2,608,984)	(2,029,260)
Finance costs	(8,306,150)	(5,730,535)	(6,951,923)
Other income	828,332
Change in fair value of derivative warrant liability	2,547,542	1,273,740
Change in fair value of derivative financial instruments	(340,504)	(328,176)	(1,190,073)
NET PROFIT/(LOSS)	17,159,113	(75,284,923)	16,060,652
Other comprehensive income
PROFIT/(LOSS) AND TOTAL COMPREHENSIVE INCOME/(LOSS) FOR THE YEAR	$ 17,159,113	$ (75,284,923)	$ 16,060,652
Earnings per share attributable to ordinary shareholders of the Group
Basic and diluted earnings per share (cents) (in Dollars per share)	$ 0.19	$ (0.94)	$ 0.20